Exhibit 99.1

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved Company Overview January 2020 EMPOWERING PATIENTS THROUGH KINOME INNOVATION

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved Any statements contained in this presentation that do not describe historical facts may constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements may be identified by words such as "believe,” "expect," "may,“ "plan," "potential," "will," and similar expressions, and are based on Aclaris' current beliefs and expectations. These forward-looking statements include expectations regarding Aclaris’ development of its drug candidates, including the timing for initiation and completion of clinical trials, the availability of data from these trials and the timing of its regulatory submissions related to these trials. These statements involve risks and uncertainties that could cause actual results to differ materially from those reflected in such statements. Risks and uncertainties that may cause actual results to differ materially include uncertainties inherent in the conduct of clinical trials, Aclaris' reliance on third parties over which it may not always have full control, and other risks and uncertainties that are described in the Risk Factors section of Aclaris’ Quarterly Report on Form 10-Q for the quarter ended September 30, 2019, and other filings Aclaris makes with the U.S. Securities and Exchange Commission from time to time. These documents are available under the “SEC filings" section of the Investors page of Aclaris' website at http://www.aclaristx.com. Any forward-looking statements speak only as of the date of this presentation and are based on information available to Aclaris as of the date of this presentation, and Aclaris assumes no obligation to, and does not intend to, update any forward-looking statements, whether as a result of new information, future events or otherwise This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. Cautionary Note Regarding Forward-Looking Statements 2

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved LEADERSHIP • Physician/Scientist founded and led • Kinome experts - combined 300+ years of R&D experience immunology and inflammation • World class ex-Pfizer kinase and ex-GSK immunology R&D leadership Strategy: Development stage biotechnology company focused on immuno-inflammatory diseases KINectTM PLATFORM Proprietary Discovery Engine • Versatile platform with multiple approaches for difficult to drug kinases in precedented pathways • Fully integrated discovery and development team • Dedicated to the design of innovative, kinase targeted medicines for immuno-inflammatory diseases • Positioning small molecule drug candidates to parallel or exceed efficacy of high value biologics INNOVATIVE PORTFOLIO INNOVATIVE PIPELINE (investigational drug candidates) ATI-450 • Oral anti-TNF, anti-IL1, anti- IL6 • Novel target for the potential treatment of various inflammatory indications ATI-1777-Topical Soft-JAK1/3i • Innovative treatment limiting systemic exposure for the potential treatment of moderate-to-severe atopic dermatitis (AD) ATI-2138 - ITK/TXK/JAK3i • Dual inhibitor of T-cell and cytokine receptor for the potential treatment of auto- immune diseases 3

R&D Leadership Team

Experienced team with deep scientific and operational experience

David Gordon
Chief Medical Officer

Former SVP, R&D at GSK. Led discovery and development teams in Immuno-Inflammation and Dermatology leading to multiple successful NDAs, including NUCALA® & BENLYSTA®

Joseph Monahan, PhD
Exec. VP R&D
(Head of Discovery)

Former Executive Director, Pfizer Inflammation Research and Leader of Global Kinase Technology Team

>95 publications and patents (>30 total on kinases)

Walter Smith
SVP, R&D

Former VP Research & Global Head, Pfizer Inflammation, co-leader of Pfizer Licensing Team

Delivered 8 clinical candidates, 6 INDs and 1 NDA in inflammation and cancer

Jon Jacobsen, PhD
VP, Chemistry

Former Research Fellow and Director, Pfizer Chemistry

>100 publications and patents (15 total on kinases)

Project Lead for PFE JAK Program

Paul Changelian, PhD
VP, Biology

Immunologist/drug discovery leader at pharma (Pfizer & biotech)

Validated JAK 1/3 as target for transplant/RA/psoriasis, leading to approval of XELJANZ®

David R Anderson, PhD
Sr. Director, Discovery, Early Development

Former research project leader at Pfizer. Director of Chemistry at Mnemosyne, Luc, Cadent.

Inventor of 6 clinical candidates and author of 40 peer reviewed publications and patents

Gary DeCrescenzo
SVP, Pharm R&D

Former Exec. Director, Pfizer. Site Head for Medicinal & Structural Chemistry. >100 patents. Co-inventor of multiple drug candidates

* All trademarks are the property of their respective owners.

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved

4

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved Pipeline Program Indication(s) Preclinical Phase 1 Phase 2 Phase 3 ATI-450 MK2 Inhibitor Oral Rheumatoid Arthritis + Additional Immuno- inflammatory Indication ATI-1777 JAK1/JAK3 Inhibitor Soft Topical Atopic Dermatitis (moderate-to-severe) ATI-2138 ITK/TXK/JAK3 Inhibitor Oral Psoriasis, Inflammatory Bowel Disease JAK1/JAK3 Inhibitor Oral, gut-restricted Inflammatory Bowel Disease ITK/JAK3 Inhibitor Oral, gut-restricted Inflammatory Bowel Disease 5

The Kinase Opportunity and Challenge

Creating New Medicines Targeting Previously Inaccessible Kinome Targets

Medically Important and Productive Target Class

~36 Marketed Drugs

~$48B*

Annual Sales of Kinase Drugs

Most Members of the Kinome Remain Unexplored


THE Human Kinome
TK
TKL
STE
CMGC
CK1
AGC
CAMK

518 Members

>90% of the Human Kinome remains undrugged

These drugs target less then 5% of the kinome

* Bologa C, et al. Unexplored opportunities in the druggable human genome. *Nat Rev Drug Discov*. 2018.

** All trademarks are the property of their respective owners.

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved

6

KINect™ Platform
Developing Kinase Drug Candidates Rapidly & Efficiently

TARGET SELECTION & VALIDATION → **KINect™ Platform – LEAD GENERATION** → **ASSET GENERATION**

500+ Kinases → **Select Cysteine Kinases** → **Assess Target Confidence**



>300 Cysteine Kinases



w/Published Crystal Structures



- Disease
- Genetics
- Safety
- Distribution

KINect™ Platform – LEAD GENERATION

- Custom Kinase and Immune Assays
- Proprietary Chemical Library
- ANALYSIS → MODELING → DESIGN → SYNTHESIS
- Schrödinger™ Enabled Drug Design

Proprietary Portfolio
- MK2 Inhibitor
- JAK Inhibitors
- ITK Inhibitors

Strategic Partner(s)
- Project 1
- Project 2
- Project 3

- **Forward focus on the cysteinome with use of electrophilic warheads**
- **Leads are chemically tuned**

- **Multiple approaches for difficult to drug kinases**
- **Integrated system:**
  - **Structure-based drug design**
  - **Proprietary library of kinase inhibitor probes**
  - **Layers of validated translatable testing funnels**
- **Faster path to lead optimization**

- **Demonstrated success:**
  - **Substrate selective inhibitors**
  - **Tissue targeted reversible and irreversible kinase inhibitors**
  - **Covalent ITK inhibitors**

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved aclaris THERAPEUTICS 7

KINect™ Platform Demonstrated Success
Reversible and Covalent

MK2 Inhibitor	Tissue Restricted JAK and ITK Inhibitors	Covalent ITK Inhibitors
Unique Substrate Selective Drug Design	**Tailoring physico-chemical and potency properties**	**Covalent Inhibition: for difficult to target kinase**
• Oral anti-TNF, anti-IL1, and anti-IL6 MK2 kinase inhibitor drug • Novel approach for a difficult to target kinase • ATI-450 (investigational compound) Phase 1 clinical trial conduct complete	• Potential approaches to achieve efficacy with improved safety • ATI-1777 (investigational compound): Soft, topical drug for the potential treatment of moderate-to-severe AD • Gut-restricted inhibitor for the potential treatment for inflammatory bowel disease	• ITK T cell kinase inhibitors for autoimmune diseases • Reversible inhibition largely unsuccessful • Oral and topical covalent drug candidates developed • Oral: ATI-2138 (investigational compound) IND enabling work

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved aclaris THERAPEUTICS

8

Market Overview of Select Inflammatory Indications

	RA (moderate - severe)	Psoriasis (moderate - severe)	Ulcerative Colitis (moderate - severe)	Crohn's (moderate - severe)	Atopic Dermatitis (moderate - severe)
2018E WW Sales[1]	~25B	~15B	~$5B	~$11B	~$1B
Estimated Peak Market (WW)[2]	~$25-30B	~$20-25B	~$8-12B	~$15B	~$8-12B
Prevalent US Moderate/Severe Population[3]	~1,000K+	~1,000-1,300K	~400-500K	~350-450K	~300-700K
Approved Agents (per target)	TNF-alpha: 5	TNF-alpha: 3	TNF-alpha: 2	TNF-alpha: 3	IL-4R: 1
	CD20: 1	IL-12 / IL-23: 2	Integrin α4β7: 1	IL-12 / IL-23: 1	
	JAK: 2	IL-17A: 2	JAK: 1	Integrin α4β7: 1	
	Integrin α4β7: 1	PDE4: 1			
	Other: 3				
Agents in Clinic (per target)	BTK: 9	IL-23: 2	JAK/STAT: 4	JAK/STAT: 5	JAK/STAT: 4
	JAK/STAT: 5	IL-17 / IL17R: 4	IL-23: 4	IL-23: 5	IL-33: 2
	IL-6: 3	JAK/STAT: 2	S1P-R: 2	S1P Receptor: 3	IL-13: 2
	TNF-alpha: 1	Others: 7	Integrins: 2	Integrin α4β7: 1	IL-31: 2
	T-cell Receptor: 1		Others: 12	Others: 12	OX40: 2
	Others: 41				Others: 8
Opportunity for New Treatments	Orals, Improved risk/benefit, novel mechanism	Oral, novel mechanism, improved safety	Gut-restricted (improved safety)	Gut-restricted (Improved safety)	Improved risk/benefit, topical in moderate to severe

* Auster M, et al. Something Big Is Getting Bigger [research note]. New York, NY: Credit Suisse Equity Research; 2019.
1 Estimates of total sales per indication from EvaluatePharma.
2 CS projections: based on US branded pricing.
3 Assumed peak treatable population with biologics/novel agents in the US: RA 350-400k / Psoriasis 300-350k / Ulcerative Colitis 225-275k / Crohn's 225-275k / Atopic Dermatitis 150-200k.

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved

9

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved ATI-450: MK2 Inhibitor (Investigational Drug Candidate) 10

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved MK2 Inhibitor – Potential ORAL Alternative to Injectable, Anti-Cytokine Biologics and JAK Inhibitors for Immuno-Inflammatory Diseases • MK2* is an attractive drug target because it drives pro-inflammatory cytokine expression • The effects of inhibiting MK2 mirror the effects of anti-inflammatory biologics1 • anti-TNF: HUMIRA® (adalimumab), ENBREL® (etanercept), REMICADE® (infliximab) • anti-IL1: KINERET® (anakinra), ILARIS® (canakinumab), ARCALYST® (rilonacept) • anti-IL6: KEVZARA® (sarilumab), ACTEMRA® (tocilizumab) • ATI-450 inhibits MK2 via a novel MOA which involves binding to a drug “pocket” created in the p38α/MK2 complex2 * MK2 = Mitogen-activated protein kinase-activated protein kinase 2 ** All trademarks are the property of their respective owners. 1 Data on file. 2 Wang C, et al. J Exp Med. 2018;215(5):1315-1325. 11

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved MK2-driven Cytokines are Central to Many Diseases TNFα, IL1β, IL6 Psoriasis / psoriatic arthritis Gout Inflammatory bowel disease Rheumatoid arthritis / Juvenile idiopathic arthritis Ankylosing spondylitis Asthma / COPD Cardiovascular / cerebrovascular disease Cancer Singh RK, et al. Pharmacol Reports. 2017;69:746-756. 12

Evolution in Understanding of a Well-Known Path

The Path From p38α to MK2

p38α was the original therapeutic target for suppressing TNFα and other pro-inflammatory cytokines

- However, first generation p38α inhibitors were not selective resulting in multiple safety issues including liver, kidney, GI, and skin toxicity.
- Second generation p38α inhibitors demonstrated a lack of sustained activity in certain diseases such as RA and IBD and could not completely overcome toxicity.
- MK2 inhibitors became recognized as a more selective and targeted approach to this path.



MK2 inhibitors suppress pro-inflammatory signaling
MK-2 pathway
PRO-INFLAMMATORY
p38α
(+)
(-)
ANTI-INFLAMMATORY
Anti-inflammatory pathways
TNFα /IL-1β / IL-6
IL-10 / MKP / phospho-TAB1
(+)
INFLAMMATION
(-)
p38 inhibitors suppress pro- and anti-inflammatory pathways

* Schindler J, et al. *J Dent Res.* 2007;86(9):800-811.

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved

13

Capturing MK2 in an Inactive State


p38α
(green)
MK2
(white)
binding
pocket

Crystal structure of the p38α/MK2 complex


ATI-450
(yellow)

ATI-450 (yellow) docked in the pocket

- In the nucleus, inactive MK2 and p38α dock in a high affinity complex that exhibits a binding pocket formed by juxtaposed walls of both proteins
- Aclaris MK2 inhibitors bind to both walls of the pocket, stabilizing the complex and preventing MK2 activation

Aclaris MK2 inhibitors lock MK2 in a catalytically inactive state – a unique MOA

* Wang C, et al. *J Exp Med.* 2018;215(5):1315-1325.

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved

14

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved • ATI-450 (5µM) was tested vs 193 kinases • >350-fold binding selectivity on all kinases in this panel except p38α and p38β ATI-450 selectivity Assay Fold Selective p38α/MK2 1 p38α/p38tide* 51 MK2/HSP27 >550 Human Kinome Selectivity1 MK2 Pathway Selectivity * Optimized p38 peptide substrate ** Data on file. 1 Wang C, et al. J Exp Med. 2018;215(5):1315-1325. ATI-450 is highly selective for the p38/MK2 complex vs. other p38 substrates1 Assay Fold Selective p38α/MK2 1 p38α/ATF2 700 p38α/PRAK 750 ATI-450 binds to the p38α/MK2 complex with higher affinity than either p38 or MK2 alone** 0 20 40 60 80 100 120 1 3 5 7 9 11 13 15 1719 21 23 25 27 29 31 33 35 37 39 41 43 45 47 49 51 53 55 57 59 61 63 65 67 69 71 73 75 77 79 81 83 85 87 89 91 93 95 97 99 101 p38α p38β 103 105 107 109 111 113 115 117 119 121 123 125 127 131 129 133 135 137 139 141 143 145 147 151 149 153 155 157 159 161 163 165 167 171 169 173 175 177 179 181 183185189 191 193 15

Animal Models Supporting the Development of ATI-450 in Immuno-Inflammatory Diseases

Therapeutic Area	Animal Model	Reference
Rheumatoid Arthritis / Psoriatic Arthritis	Rat streptococcal cell wall arthritis model • Protection against bone deterioration • Protection against lethality Inhibition of cellular IL1β mRNA stability & translation	Wang C, et al. *J Exp Med.* 2018;215(5):1315-1325.
Inflammatory Bowel Disease	Adoptive transfer mouse model of colitis • Endoscopy scores show disease control • Decreased inflammatory infiltrate • Protected structural integrity of mucosa	Strasser S, et al. *Integrative Biology*. 2019;11(7):301-314.
Cryopyrin-Associated Periodic Syndromes (CAPS)	Murine NOMID (severe form of CAPS) transgenic model Human CAPS PBMC* IL1β modulation	Wang C, et al. *J Exp Med.* 2018;215(5):1315-1325.

* PBMC = Peripheral blood mononuclear cells

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved aclaris THERAPEUTICS

16

ATI-450 Blocks MK2 – Potential Effect in Rheumatoid Arthritis

MK2 is a key regulator of essential pathogenic signals in chronic inflammatory and autoimmune diseases

Normal Joint

RA Joint



a
b
Joint capsule
Synovial membrane
Joint space
Cartilage
Synoviocytes
Bone
Pannus
Neutrophil
Osteoclast
Fibroblast
Macrophage
Dendritic cell
T cell
Plasma cell
B cell
Extensive angiogenesis
Mast cell
Hyperplastic synovial lining

Strand V, et al. *Nat Rev Drug Discov.* 2007;6(Jan 2007):75-92.

Cells	Cytokines
Monocyte	**TNFα**
Macrophage	**IL1β**
Osteoclast	**IL1α**
Epithelial Cells	**IL6**
RA Syn Fibroblast	**IL18**
Chondrocytes	**RANKL**

ATI-450: for bold items above data on file and Wang C, et al. *J Exp Med.* 2018;215 (5):1315-1325.

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved

17

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved In vivo Preclinical Data of MK2 Pathway Inhibitor ATI-450 Normal Vehicle 450 (5 mpk) Joint Protection in Rat Arthritis Model1 Cytokine Modulation in Orphan Autoinflammatory Disease (CAPS)1 Normal Inflamed Inflamed + ATI-450 Blockade of Gut Inflammatory Infiltrate in Murine Adoptive Transfer Ulcerative Colitis Model2 1 Wang C, et al. J Exp Med. 2018;215(5):1315-1325. 2 Strasser S, et al. Integrative Biology. 2019;11(7):301-314. 0.8 1 1.2 1.4 1.6 1.8 2 2.2 2.4 2.6 2.8 0 5 10 15 20 Paw Volume - ml Study Day Vehicle CDD450 - 10 MPK CDD450 - 5 MPK CDD110 - 1.5 MPK Oral dosing initiated vehicle ATI-450 IL1β (bone marrow fluid) CDD-450 - + - + 0 10 20 30 40 50 60 70 ( p g ) ( n g / m l ) 0 0.5 1.0 1.5 2.0 2.5 3.0 Normal NOMID CDD-450 - + - + Normal NOMID IL6 (serum) ( p g ) 0 10 20 30 40 50 60 70 CDD-450 - + - + Normal NOMID IL18 (bone marrow fluid) ATI-450 ATI-450 ATI-450 ATI-450 PLACEBO 18

Ex vivo Preclinical Data: ATI-450 Inhibits IL1β Expression in PBMCs from a CAPS Patient


32°C
MWS
Normal
IL-1β (ng/ml)
2
1
0
ATI-450
ATI-450

- Peripheral blood mononuclear cells (PMBCs) were isolated from CAPS patients and healthy controls.
- In CAPS patients (Muckle Wells Syndrome; MWS), IL1β expression is triggered by exposure to low temperatures.
- CAPS PBMCs spontaneously produced high amounts of IL1β at 32°C but not at 37°C.
- ATI-450 blocks temperature stress induced IL1β production.

* Wang C, et al. *J Exp Med.* 2018;215(5):1315-1325.

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved aclaris THERAPEUTICS

19

Mouse Model: ATI-450 Inhibits RANKL-induced Osteoclastogenesis

Bone marrow derived macrophages (BMDM) from NOMID mice

- In CAPS, osteoclastogenesis gives rise to low bone mass (osteopenia)
- (a) When bone marrow derived macrophages (BMDM) from NOMID mice are stimulated with RANKL (RANK ligand), they differentiate into osteoclasts
- (b) ATI-450 blocks this macrophage differentiation



NOMID BMDM
NOMID BMDM
Plus ATI-450
Macrophages
RANKL
stimulation
Osteoclasts
(a)
(b)

ATI-450 inhibits RANKL-stimulated macrophage differentiation into osteoclasts from NOMID mice

* Wang C, et al. *J Exp Med*. 2018;215(5):1315-1325.

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved

20

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved Mouse Model: LPS-Induced TNFa Production ATI-450 demonstrated durable response (no tachyphylaxis) • Conventional p38 (CDD-111) and MK2i (ATI- 450) administered to mice in feed starting day 1 and continuing through day 28 • At the time point indicated, mice were LPS challenged and blood TNFa levels determined 0 20 40 60 80 100 120 140 160 180 0.5 2 3 4 CDD111 CDD450 ATI-450 % Control Response Weeks on Drug • Global p38 inhibitor CDD-111 lost inhibition over time • MK2 inhibitor ATI- 450 (investigational compound) demonstrated durable response (no tachyphylaxis) TNF - α 21 CDD-111 * Wang C, et al. J Exp Med. 2018;215(5):1315-1325.

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved ATI-450 Clinical Development Rheumatoid Arthritis Phase 2 Clinical Trial • 12 wks: ATI-450 vs placebo • Assess CRP dynamics • Clinical Disease Activity/PD Biomarkers • MRI: wrist synovitis Demonstrate proof of concept data Rheumatoid Arthritis Psoriasis Psoriatic Arthritis Hidradenitis Suppurativa Inflammatory Bowel Disease Gout CAPS Phase 1 Single and Multiple Ascending Doses • Safety, PK, Tolerability • PD (inhibition of TNFα, IL1b, IL6, IL8 & Hsp27) Preliminary Data Analysis Available 22

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved • First-in-human, randomized, observer-blind, placebo- controlled trial ✓Single Ascending Doses and Multiple Ascending Doses (SAD/MAD) • Objectives: ✓Primary • To assess the safety, tolerability, and pharmacokinetics (PK) profile of ATI-450, an investigational oral MK2* inhibitor compound ✓Secondary • To assess the effect of food on the PK of ATI-450 • To explore the pharmacodynamics (PD) of ATI-450 • To evaluate the potential for an interaction with methotrexate ATI-450-PKPD-101 SAD/MAD Phase 1 Trial Preliminary Data 23 * MK2 = Mitogen-activated protein kinase-activated protein kinase 2

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved • Three Part Study: ✓ Part A: single ascending dose (SAD) plus food effect (n=32) • 4 cohorts: 10mg, 30mg, 50mg, 100mg (100mg repeated with high fat meal) • 8 subjects (6 active, 2 placebo). Single dose after overnight fast ✓ Part B: multiple ascending dose (MAD) (n=30) • 3 cohorts: 10mg, 30mg, 50mg all BID for 7 days • 10 subjects (8 active, 2 placebo) ✓ Part C: methotrexate (MTX) drug-drug interaction (DDI) (n=15) • 1 cohort: MTX day 1 and 8. ATI-450 on days 2-9 • 15 subjects all dosed with active • Demographics: (All dose groups, all parts) ✓ Age: Mean 34 years ✓ Gender: 44 female/33 male ✓ Race: White-40, African American-32, Other-5 ATI-450-PKPD-101 Trial Design and Demographics 24

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved Most Common Adverse Events (≥2 subjects in the trial) • No serious adverse events • No adverse events led to discontinuation of study medication • All adverse events were mild in severity - dizziness and other adverse events caused minimal discomfort, and did not interfere with everyday activities • A trend of a decrease in absolute neutrophil count was observed ✓ No correlation with clinical sequelae ✓ This effect is consistent with the pharmacodynamic profile of certain anti-TNF therapies1 ATI-450-PKPD-101 Safety: ATI-450 Generally Well-Tolerated 25 Preferred Term ATI-450 n (%) (n=48) Placebo n (%) (n=14) Dizziness 6 (12.5) 0 Headache 10 (20.8) 2 (14.3) Upper respiratory tract infection 3 (6.3) 1 (7.1) Constipation 3 (6.3) 1 (7.1) Nausea 2 (4.2) 1 (7.1) Abdominal pain 2 (4.2) 0 Vomiting 0 2 (14.3) Preferred Term ATI-450 n (%) (n=15) Dizziness 7 (46.7) Headache 1 (6.7) Upper respiratory tract infection 1 (6.7) Constipation 0 Nausea 0 Abdominal pain 0 Vomiting 0 SAD/MAD cohorts (blinded) DDI cohort (unblinded ATI-450 + MTX) 1 Dillingh M, et al. Front. Immunol. 2016;7(508):1-9. * Data on file.

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved ATI-450-PKPD-101 MAD Pharmacokinetics: Dose Proportional PK 26 10mg BID 30mg BID 50mg BID Mean (SD) plasma concentration-time profiles of ATI-450: Day 7 t½ = 9-12 hours * Data on file

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved 27 ATI-450-PKPD-101 ATI-450 PD: Day 7 MAD PD Marker Time Dependence Cytokines TNFa and IL1b • ATI-450 dosed in subjects orally at doses of 10mg, 30mg and 50mg BID for 7 days • Day 1 (pre-dose) levels are from blood taken on day 1 just prior to the first dose of ATI-450 • Blood samples drawn on day 7 at 4hr and 12hr post-dose • Samples ex vivo stimulated with LPS • Data expressed as mean +/- SEM TNFa IL1b * Data on file

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved 28 ATI-450-PKPD-101 ATI-450 PD: Day 7 MAD PD Marker Time Dependence Cytokines IL6 and IL8 and Target Biomarker pHSP27 • ATI-450 dosed in subjects orally at doses of 10mg, 30mg and 50mg BID for 7 days • Day 1 (pre-dose) levels are from blood taken on day 1 just prior to the first dose of ATI-450 • Blood samples drawn on day 7 at 4hr and 12hr post-dose • Samples ex vivo stimulated with LPS • Data expressed as mean +/- SEM IL6 IL8 pHSP27 * Data on file

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved ATI-450-PKPD-101 Plasma Levels Greater Than IC80 Throughout Dosing Interval for 4 Key PD Markers at 50mg BID Dose 29 Ctrough and Cmax Fold above IC50 Ctrough and Cmax Fold above IC80 Analyte Dose Level (mg BID)Parameter Ctrough Cmax Analyte Dose Level (mg BID)Parameter Ctrough Cmax IL1b 10 Fold IC50 1.4 6.0 IL1b 10 Fold IC80 0.3 1.5 IL6 10 Fold IC50 0.1 0.3 IL6 10 Fold IC80 0.0 0.1 IL8 10 Fold IC50 1.3 5.9 IL8 10 Fold IC80 0.3 1.5 pHsp27 10 Fold IC50 1.3 5.6 pHsp27 10 Fold IC80 0.3 1.4 TNFa 10 Fold IC50 0.8 3.4 TNFa 10 Fold IC80 0.2 0.9 IL1b 30 Fold IC50 4.8 17.0 IL1b 30 Fold IC80 1.2 4.2 IL6 30 Fold IC50 0.2 0.8 IL6 30 Fold IC80 0.1 0.2 IL8 30 Fold IC50 4.7 16.6 IL8 30 Fold IC80 1.2 4.1 pHsp27 30 Fold IC50 4.5 15.9 pHsp27 30 Fold IC80 1.1 4.0 TNFa 30 Fold IC50 2.7 9.6 TNFa 30 Fold IC80 0.7 2.4 IL1b 50 Fold IC50 10.2 25.5 IL1b 50 Fold IC80 2.5 6.4 IL6 50 Fold IC50 0.5 1.2 IL6 50 Fold IC80 0.1 0.3 IL8 50 Fold IC50 10.0 24.9 IL8 50 Fold IC80 2.5 6.2 pHsp27 50 Fold IC50 9.6 23.8 pHsp27 50 Fold IC80 2.4 6.0 TNFa 50 Fold IC50 5.8 14.4 TNFa 50 Fold IC80 1.4 3.6 ATI-450 dosed at 50mg BID resulted in exposures 1.4-2.5x greater than those needed to inhibit 4 key PD markers (pHSP27, TNFa, IL1b and IL8) at an IC80 ATI-450 Ctrough and Cmax fold above IC80 by dose * Data on file

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved Competitive Landscape in Immuno-Inflammatory Diseases Opportunity for an Oral with Profile of ATI-450 Injectables: Monoclonal antibodies (MAbs) • MAbs with high degree of specificity against single cytokines approved in immuno-inflammatory diseases: • anti-TNF: HUMIRA® (adalimumab), ENBREL® (etanercept), REMICADE® (infliximab) • anti-IL1: KINERET® (anakinra), ILARIS® (canakinumab), ARCALYST® (rilonacept) • anti-IL6: KEVZARA® (sarilumab), ACTEMRA® (tocilizumab) Oral: Small molecule MK2 inhibitor • ATI-450 showed marked inhibition of TNFα, IL1β, IL8 and IL6 in ex vivo stimulated blood samples collected from healthy volunteers in Phase 1* ** All trademarks are the property of their respective owners. 30 * Data on file

MK2 inhibitor ATI-450 Summary

- Discovered an approach to drug the target
  - ✓ Novel mechanism designed to block inflammation
  - ✓ Multiple relevant inflammatory cytokines impacted
  - ✓ Lock MK2 in a catalytically inactive state – a unique MOA
- Potential oral option for numerous diseases currently treated by biologics
  - ✓ Robust efficacy in a range of inflammation and mouse cancer models[1,2]
- Phase 1 trial completed*
  - ✓ Generally well-tolerated at all doses
  - ✓ Dose proportional pharmacokinetics and a half-life supporting BID, and potentially QD, dosing
  - ✓ Inhibits key cytokines and biomarkers in a dose-dependent way
- Proof of concept Phase 2 trial in RA expected to begin first half 2020
  - ✓ To demonstrate clear pharmacodynamic effect and no tachyphylaxis
  - ✓ To demonstrate early signs of efficacy in a well understood disease
- Other IL1 inflammatory indications under consideration

* Data on file

1 Murali B, et al. *Cancer Res.* 2018;78(19):1-13.
2 Wang C, et al. *J Exp Med.* 2018;215(5):1315-1325.

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved aclaris THERAPEUTICS 31

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved ATI-1777 (Topical Soft-JAK Inhibitor) (Investigational Drug Candidate) 32

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved • Atopic dermatitis (AD) is a disease of unknown origin that usually starts in early infancy and is typified by pruritus, eczematous lesions, xerosis (dry skin), and lichenification on the skin (thickening of the skin and increase in skin markings).1 ✓ Large and growing market – Projected to be $8-12 billion at peak (moderate-to-severe AD)2 ✓ Unmet need for effective and safe topical treatment for AD ✓ Systemic and topical JAK inhibition has demonstrated promising results in clinical trials for treating pruritus and inflammation in AD3 ✓ In AD, a compromised skin barrier means that a topically dosed JAK inhibitor might result in pharmacologically active systemic drug levels • Topical soft-JAK inhibitor has potential to achieve efficacy with improved safety ✓ Achieve efficacy in skin while minimizing systemic JAK inhibitor toxicity ✓ JAK1/3 selectivity minimizes JAK2 toxicities given compromised skin barrier • Topical formulations being optimized into a differentiated, patient-friendly emollient formulation (topical spray vs cream/ointment) • First in human studies planned for second half 2020 in moderate-to-severe AD ATI-1777 (Topical Soft-JAK Inhibitor) Novel approach for moderate to severe Atopic Dermatitis 1 https://emedicine.medscape.com/article/1049085-overview. Last accessed 11-1-19. 2 Auster M, et al. Something Big Is Getting Bigger [research note]. Credit Suisse Equity Research; 2019. 3 Shreberk-Hassidim R, et al. J Am Acad Dermatol. 2017;Apr;76(4):745-753. 33

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved • No adverse effects noted (10% body surface area, QD) • Bleeds at 0.5, 1, 2, 4, 8, 12, and 24 hours post-application: Days 1 and 6 • All plasma samples were below limit of quantification (<0.50 ng/mL) – well below cellular IC50 Minipig Model: ATI-1777 Nonclinical Safety Program TK Data Tolerability/Toxicokinetic with 7-day dermal administration (non-GLP) 1 Data on file. 2 Chen X, et al. Clin Pharmacol Drug Dev. 2013;3(1):34–42. 3 Punwani N, et al. Br J Dermatol. 2015;173:989–997. 34 HUMAN2,3 MINIPIG1

Porcine Model: ATI-1777 Blocks IL15 Induced CCL8 mRNA



Apply formulation to back of pig, wait 1 hr



Intra-dermal Injection of porcine IL15, wait 3 hr



Harvest 6 mm biopsy, prepare RNA, measure CCL8 by qPCR




Topical Pig PD Assay
1
0.75
0.5
0.25
0
p < 0.05
Vehicle
Ruxolitinb 1.5%
ATI-1777 2%

- Single application of 2% ATI-1777 development formulation significantly inhibits IL15 induced gene induction (CCL8).
- Clinical topical formulation of 1.5% ruxolitinib does not significantly inhibit IL15 (CCL8) induction.

* Data on file

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved

35

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved Formulate a topical atopic dermatitis therapy which meets the medical, aesthetic and compliance needs of patients and physicians ATI-1777: Topical Soft-JAK Inhibitor to Target Moderate-to- Severe AD • Designed to be: •“Soft” drug to minimize the potential for systemic immunosuppression • JAK1/3 selective to minimize JAK2 inhibition toxicity • Delivered in a patient-friendly formulation to clearly differentiate it from other topical therapies Approach • Plan to study in patients with moderate-to-severe AD • IND-enabling preclinical safety program initiated • Next key milestone: First In Human - 2H2020 Status 36

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved ATI-2138 (ITK/TXK/JAK3) (Investigational Drug Candidate) 37

ATI-2138: Covalent ITK/TXK/JAK3 Inhibitor

- ATI-2138 covalently blocks ITK/TXK/JAK3*
  - ✓ ITK/TXK required for T-cell receptor signaling
  - ✓ JAK3 required for γc cytokines (IL-2/4/7/9/15/21)
  - ✓ Targeting both with a single drug may produce synergistic efficacy - expected to have few off-target effects
  - ✓ PD effects persist after plasma clearance
  - ✓ Efficacy in rat arthritis and mouse colitis
- All T-cell mediated autoimmune diseases are potentially targetable
- Next milestones
  - ✓ IND submission in 4Q20/1Q21
  - ✓ First In Human - 1H 2021



APCs
TCR/CD3
ATI-2138
T cells
Proliferation
Differentiation
T cell
T cell
T cell
T_H Cells



γ_c Cytokines
ATI-2138
T cells
NK cells
pSTAT5

* Data on file

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved

38

ATI-2138 is a Potent Covalent Inhibitor

Cellular Inhibition of JAK and ITK/TXK

Assay Description	ATI-2138 IC_{50} (nM)	Assay
ITK/TXK activity	7	Jurkat pPLCγ-1
JAK1/3 activity	20	PBMC pSTAT-5
BTK activity	52	Ramos pPLCγ-2
Both ITK/TXK and JAK3	13	HWB αCD3/IL15 IFNγ

ATI-2138 potently inhibits ITK/TXK and JAK3 in cells and in whole blood

Co-Crystal Structure of ATI-2138/ITK


ATI-2138
Covalent bond between
ITK^{cys} and ATI-2138

Crystal structure definitively shows ATI-2138 covalent binding to ITK

* Data on file

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved

39

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved ATI-2138 reduced inflammation and bone mineral density loss Rat Adjuvant Induced Arthritis (AIA) Model: ATI-2138 Reduced Inflammation and Protected Bone VEH QD ATI-2138-10-QD ATI-2138-30-QD ATI-2138-5-BID ATI-2138-15-BID 120 140 160 180 200 220 ATI-2138 bone mineral density in rat AIA study B M D ( m g / c m 2 ) **** **** **** **** **** p <0.00001 Adjuvant induced bony destruction of rat hindlimb Attenuation of AIA induced joint destruction with ATI- 2138 * Data on file ATI-2138 Vehicle ATI-2138-10-QD ATI-2138 30 QD ATI-2138 5 BID ATI-2138 15 BID 7 8 9 10 11 12 A n k l e D i a m e t e r , m m Day 23 ankle diameter Measure ankle diameter Weigh every other day Male Lewis Rat Day 0 Inject with adjuvant Day 6 Begin PO dosing of ATI-2138 Day 12 Day 23 Histology, BMD 40

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved Biopharmaceutical Company Cash Position $91 million as of September 30, 2019 Commitment to Patients Focus on addressing the needs of patients with immuno-inflammatory diseases who lack satisfactory treatment options Research and Development Scientific leadership in immuno-inflammatory diseases - innovative clinical and regulatory strategies Executive Team Proven track record of R&D and business development Pipeline Multiple therapeutic programs ranging from discovery to Phase 3 Intellectual Property Global IP estate - 43 issued patents and 29 pending applications on ATI-450 and earlier programs KINect™ Technology Platform Proprietary discovery engine enables targeted design of novel drug candidates IP 41

Catalysts

Milestone	2019		2020			
	Q3	Q4	Q1	Q2	Q3	Q4
A-101 45% Common Warts						
Phase 3 Data (THWART-1, THWART-2)	✓					
Immuno-Inflammatory						
ATI-450 (MK2 Inhibitor) - Initiate Phase 1 Trial	✓					
ATI-450 (MK2 Inhibitor) - Phase 1 Data		✓				
ATI-450 (MK2 Inhibitor) - Initiate Phase 2 Trial in Rheumatoid Arthritis						
ATI-450 (MK2 Inhibitor) - Phase 2 Data in RA						
ATI-1777 (Soft-JAK) – Submit IND						
ATI-1777 (Soft-JAK) – Initiate Phase 1/2 Trial						
ATI-2138 (ITK/JAK3) – Submit IND						

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved

42

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved THANK YOU EMPOWERING PATIENTS THROUGH KINOME INNOVATION